SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: March 31, 2004

                        Commission File Number: 000-18053

                                   LASERSCOPE

             (Exact name of Registrant as specified in its charter)

        CALIFORNIA                                      77-0049527
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                               3070 ORCHARD DRIVE
                             SAN JOSE, CA 95134-2011
                    (Address of principal executive offices)

                                 (408) 943-0636
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

On March 31, 2004, Laserscope issued a press release announcing the details of the new, higher reimbursement rate for the company's GreenLight PVP(TM) treatment for enlarged prostate. A copy of the release is attached as Exhibit
99.1 and incorporated by reference herein.

ITEM 7(c). EXHIBITS

      99.1  Press release dated March 31, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           LASERSCOPE

                                           (Registrant)

Date: March 31, 2004                       By: /s/ Dennis LaLumandiere
                                           -------------------------------------
                                           Dennis LaLumandiere
                                           Vice President, Finance,
                                           Chief Financial Officer and Secretary

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------------------------------

99.1              PRESS RELEASE DATED MARCH 31, 2004.